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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             -------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


               Date of Report (date of earliest event reported)
                              November 17, 1997


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
              (Exact name of registrant as specified in charter)


      Delaware                 333-22327                    75-2655744
   (State or other        (Commission File         (IRS Employer Identification
   jurisdiction of              Number)                       Number)
   incorporation)


            225 E. John Carpenter Freeway, Irving Texas 75062-2731
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (972) 506-5026


                                Not Applicable
        (Former name or former address, if changed since last report.)
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Item 5.                   Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending October 31, 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.
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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.

         19.1     Certificateholders Statements
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NATIONSCREDIT GRANTOR TRUST 1996 - 1
                                             (Registrant)

                                 By:  NationsCredit Commercial
                                      Corporation of America, as Servicer
                                      of NationsCredit Grantor Trust 1996-1


 Date:  November 26, 1997        By:  /s/ LAWRENCE ANGELILLI
                                      Name:  Lawrence Angelilli
                                      Title:    Vice President


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                                EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------
19.1                                Certificateholders Statements